UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

CALUMET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42172	36-5098520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1060 N. Capital Avenue

Suite 6-401

Indianapolis, Indiana 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

2780 Waterfront Pkwy E. Drive

Suite 200

Indianapolis, Indiana 46214

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CLMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Sale and Leaseback Transaction

On September 30, 2024, Calumet Montana Refining, LLC (“Calumet Montana”), a subsidiary of Calumet, Inc. (the “Company”), entered into a Master Lease Agreement (together with Equipment Schedule No. 1 thereto, the “Lease Agreement”) with Stonebriar Commercial Finance LLC (“Stonebriar”) related to a sale and leaseback transaction (the “Sale and Leaseback Transaction”). Pursuant to the Sale and Leaseback Transaction, Calumet Montana sold to and leased back from Stonebriar certain equipment comprising the specialty asphalt refinery located in Great Falls, Montana (the “Refinery Assets”), for a total purchase price of up to $150.0 million. Calumet Montana received $110.0 million of the total purchase price on September 30, 2024 and the remaining purchase price of up to $40.0 million will be disbursed to the Company at the closing of a financing contemplated by Montana Renewables, LLC (“MRL”), an unrestricted, non-guarantor subsidiary of Calumet Specialty Products Partners, L.P. (the “Partnership”) for purposes of the agreements governing the Partnership’s indebtedness. There can be no assurance that such financing will close. The Partnership is a direct subsidiary of the Company. Calumet intends to use the proceeds from the Sale and Leaseback Transaction to repay borrowings outstanding under the Credit Agreement (as defined below).

Monthly rental payments of approximately $1.9 million are payable over nine years under the Lease Agreement, beginning on October 1, 2024, which represents a cost of capital of approximately 10.75% per year assuming the total purchase price of $150.0 million is fully drawn. The Lease Agreement provides that, subject to certain conditions described in the Lease Agreement, Calumet Montana may terminate the lease and repurchase all or a part of the Refinery Assets, including the right to repurchase all Refinery Assets for $59.7 million at the 97th month of the Lease Agreement. The Company has also guaranteed to Stonebriar the performance of Calumet Montana’s obligations under the Lease Agreement.

The foregoing description of the Lease Agreement is not complete and is qualified in its entirety by reference to the complete text of the Lease Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

Amendment to MRL Equipment Schedules

On September 30, 2024, MRL entered into the Lease Amendment (the “MRL Lease Amendment”) with Stonebriar to amend Equipment Schedule No. 1, dated as of December 30, 2022, Equipment Schedule No. 2, dated as of August 5, 2022, and Equipment Schedule No. 3, dated as of September 29, 2023 (each, an “Equipment Schedule” and, collectively, the “Equipment Schedules”). Each Equipment Schedule sets forth lease terms that incorporate part of that certain Master Lease Agreement, dated as of December 31, 2021, by and among MRL and Stonebriar. The MRL Lease Amendment amended each Equipment Schedule to, among other changes, permit an additional early termination option contingent upon successful additional financing by MRL.

The foregoing description of the MRL Lease Amendment is not complete and is qualified in its entirety by reference to the complete text of the MRL Lease Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

Consent and Sixth Amendment to Third Amended and Restated Credit Agreement

On September 30, 2024, in connection with the Sale and Leaseback Transaction, the Company entered into the Consent and Sixth Amendment (the “Sixth Amendment”) to the Third Amended and Restated Credit Agreement dated February 23, 2018 (the “Credit Agreement”), by and among the Company, Calumet GP, LLC, the Partnership, certain subsidiaries of the Partnership party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent. The Sixth Amendment amended the Credit Agreement to, among other changes, (i) permit the Sale and Leaseback Transaction, and (ii) to remove the Refinery Assets from the determination of the borrowing base under the Credit Agreement, on the terms and conditions set forth in the Sixth Amendment.

The foregoing description of the Sixth Amendment is not complete and is qualified in its entirety by reference to the complete text of the Sixth Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

Second Amendment to Monetization Agreement

On September 30, 2024, in connection with the closing of the Sale and Leaseback Transaction, the Company entered into the Second Amendment to the Monetization Master Agreement (the “Second Amendment”) with J. Aron & Company LLC (“J. Aron”) and the other parties thereto, in order to amend the Monetization Master Agreement, dated as of January 17, 2024 (the “Monetization Agreement”) and permit the Sale and Leaseback Transaction.

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the complete text of the Second Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

Item 2.01 Completion of Acquisition or Disposition of Assets.

To the extent required, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On October 3, 2024, the Company issued a press release announcing the Sale and Leaseback Transaction and certain other matters described under Item 1.01 of this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 3, 2024.
104	Cover Page Interactive Data File- the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET, INC.

Date: October 3, 2024	By:	/s/ Todd Borgmann
Name: Todd Borgmann
Title: President and Chief Executive Officer